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                             AMENDMENT NO. 1 TO THE
                                CREDIT AGREEMENT



                                             Dated as of February 2, 2000

                  AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among Safety 1st, Inc., a Massachusetts corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDERS"), Union Bank of California, N.A., as syndication agent (the "SYNDICATION AGENT"), LaSalle Bank National Association, as documentation agent (the "DOCUMENTATION AGENT"), BNP Capital Markets, LLC, as the lead arranger (the "LEAD ARRANGER") and Banque Nationale de Paris ("BNP"), as the initial issuing bank (the "INITIAL ISSUING BANK"), as the swing line bank (the "SWING LINE BANK"), and as administrative agent (together with any successors appointed pursuant to Article VII, the "ADMINISTRATIVE AGENT") for the Lender Parties.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lenders, the Syndication Agent, the Documentation Agent, the Lead Arranger and the Administrative Agent have entered into a Credit Agreement dated as of October 21, 1999 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

                  SECTION l. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is, on the Effective Date, hereby amended as follows:

         (a) In Section 1.01, the definition of "ANNUALIZATION FACTOR" is amended in full to read as follows:



                  "'ANNUALIZATION FACTOR' means a fraction the numerator of which is the number 365 and the denominator of which is the number of days since the Initial Extension of Credit."

        (b) In Section 1.01, clause (b)(ii) and the proviso in the definition of "FIXED CHARGE COVERAGE RATIO" are amended in full to read as follows:

         "(ii) regularly scheduled principal payments of Funded Debt of such Person and its Subsidiaries made during such Rolling Period commencing with the Initial Extension of Credit; provided, however, that, with respect to each calculation made prior to the expiration of four fiscal quarters after the date of the Initial Extension of Credit, amounts determined with respect to clause (b)(i) above shall be calculated by multiplying such amount from and after the date of the Initial Extension of Credit by the Annualization Factor."


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         (c)      Section 5.04(c) is amended by deleting the following from the table set forth therein:

                    December, 1999                             4.00

                    March, 2000                                4.00

                    June, 2000                                 4.00

and substituting therefor the following:

                    December, 1999                             3.25

                    March, 2000                                3.25

                    June, 2000                                 3.50

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective on and as of the first date (the "EFFECTIVE DATE") on which the Administrative Agent shall have received counterparts of (a) this Amendment executed by the Borrower and all the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, and (b) the consent attached hereto executed by Safety 1st, (Europe) Limited, 3232301 Canada Inc. and Safety 1st Home Products Canada, Inc. (the "CONSENT").

                  SECTION 3. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

         (b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. COSTS, EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents


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to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 5. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 6. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                    SAFETY 1st, INC.


                                    By _________________________________________
                                       Title:


                                    BANQUE NATIONALE DE PARIS,
                                    as Administrative Agent, Swing Line Bank,
                                    Initial Issuing Bank and Initial Lender


                                    By _________________________________________
                                       Title:


                                    By _________________________________________
                                       Title:


                                    UNION BANK OF CALIFORNIA, N.A.
                                    as Syndication Agent and Initial Lender


                                    By _________________________________________
                                       Title:

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                                       4


                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Documentation Agent and Initial Lender


                                    By _________________________________________
                                       Title:


                                    BANK AUSTRIA CREDITANSTALT CORPORATE
                                    FINANCE, INC.,
                                    as Lender


                                    By _________________________________________
                                       Title:


                                    By _________________________________________
                                       Title:


                                    FIRSTAR BANK, N.A.,
                                    as Lender


                                    By _________________________________________
                                       Title:

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                                    CONSENT



                                             Dated as of February 2, 2000


        The undersigned, as parties to one or more of the Loan Documents as defined in the Credit Agreement referred to in the foregoing Amendment, hereby consent to such Amendment and the Credit Agreement as amended prior to the date hereof and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, each of the Loan Documents is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).



                                    SAFETY 1st, (EUROPE) LIMITED


                                    By _________________________________________
                                       Title:


                                    SAFETY 1st, HOME PRODUCTS CANADA, INC.


                                    By _________________________________________
                                       Title:


                                    3232301 CANADA INC.


                                    By _________________________________________
                                       Title: